INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
INCOME TAXES
INCOME TAXES

16. INCOME TAXES

The Company’s provision for interim periods is determined using an estimate of the annual effective tax rate, adjusted for discrete items arising in that quarter. The Company’s effective tax rate differs from the U.S. statutory tax rate primarily due to valuation allowances on its deferred tax assets as it is more likely than not that some or all of the Company’s deferred tax assets will not be realized as well as the partial release of the valuation allowance as part of the EnvisionTEC acquisition. During the three months ended March 31, 2021, the company recorded an income tax benefit was $27.9 million. There was no income tax benefit for the three months ended March 31, 2020.

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the Company’s consolidated financial statements and tax returns. Deferred tax assets and liabilities are determined based upon the differences between the consolidated financial statements carrying amounts and the tax bases of existing assets and liabilities and for loss and credit carryforwards, using enacted tax rates expected to be in effect in the years in which the differences are expected to reverse. The Company has provided a full valuation allowance against the net deferred tax assets as the Company has determined that it was more likely than not that the Company would not realize the benefits of federal and state net deferred tax assets.

As a result of the recent acquisition of EnvisionTEC, the Company recorded a U.S. deferred tax liability related to non-tax-deductible intangible assets recognized in the financial statements. The acquired deferred tax liability is a source of income to support recognition of the Company’s existing deferred tax assets. Accordingly, the Company recorded a $28.1 million income tax benefit for the release in the valuation allowance related to the acquired intangibles.

The Company provides reserves for potential payments of taxes to various tax authorities related to uncertain tax positions. Amounts recognized are based on a determination of whether a tax benefit taken by the Company in its tax filings or positions is “more likely than not” to be sustained on audit. The amount associated with uncertain tax positions are recorded as a component of income tax expense. As of March 31, 2021, the Company has accrued uncertain tax positions of approximately $1.2 million related to the EnvisionTEC acquisition. The amounts relate to U.S. state and foreign tax positions. Included in the balance of unrecognized tax benefits as of March 31, 2021 are amounts that, if recognized, would impact the effective tax rate. As of December 31, 2020, the Company has not identified any uncertain tax positions for which reserves would be required.

16. INCOME TAXES

During the years ended December 31, 2020 and 2019, the Company recorded ($940) and $0 of income tax (benefit)/provision which was primarily driven by a partial valuation allowance release. For financial reporting purposes, loss before provision for income taxes, includes the following components (in thousands):

	Years Ended December 31,
	2020 (as restated)	2019
United States	$(34,285)	$(103,596)
Foreign	(670)	—
Loss before income taxes	$(34,955)	$(103,596)

The provision (benefit) for income taxes consists of the following (in thousands):

	Years Ended December 31,
	2020	2019
Current	$—	$—
Deferred	(940)	—
Provision (benefit) for income taxes	$(940)	$—

A reconciliation of the expected income tax (benefit)/provision computed using the federal statutory income tax rate to the Company’s effective income tax rate for the years ended December 31, 2020 and 2019 is as follows:

	Years Ended December 31,
	2020 (as restated)	2019
Effective income tax rate:
Expected income tax benefit at the federal statutory rate	21%	21%
State taxes	6%	6%
Change in valuation allowance	(68)%	(30)%
Research and development credit carryover	2%	2%
Permanent differences	42%	1%
Effective income tax rate	3%	—%

As of December 31, 2020, and 2019, deferred tax assets consist of the following (in thousands):

	Years Ended December 31,
	2020	2019
Deferred tax assets:
Federal and state net operating carryforwards	$77,463	$56,333
Research and development and other credits	13,555	11,072
Capitalized start‑up costs	15,717	17,032
Compensation‑related items	2,257	1,286
Deferred lease liability	872	1,111
Depreciation	1,503	—
Other deferred tax assets	2,272	2,068
Total gross deferred tax asset	113,639	88,902
Valuation allowance	(111,494)	(87,370)
Net deferred tax asset	2,145	1,532
Deferred tax liabilities:
Right‑of‑use asset	(522)	(664)
Acquired technology	(1,623)	(868)
Total deferred tax liabilities	(2,145)	(1,532)
Net deferred tax asset	$—	$—

Realization of deferred tax assets is dependent upon the generation of future taxable income. As required by ASC 740 Income Taxes, the Company evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets as of December 31, 2020. As a result of the fact that the Company has incurred tax losses from inception, the Company has determined that it was more likely than not that the Company would not realize the benefits of federal and state net deferred tax assets. As a result of a recent acquisition, the Company recorded a U.S. deferred tax liability related to a non-tax-deductible intangible asset recognized in the financial statements. The acquired deferred tax liability is a source of income to support recognition of Company’s existing deferred tax assets. Pursuant to ASC 805, the impact on a Company’s existing deferred tax assets and liabilities caused by an acquisition should be recorded in the financial statements outside of acquisition accounting. Accordingly, the Company recorded a $0.9 million income tax benefit for the release in the valuation allowance related to the acquired intangible. The U.S maintains a valuation allowance on the overall U.S. net deferred tax asset as it is deemed more likely than not the U.S. net deferred tax asset will not be realized. Accordingly, a full valuation allowance was established against the net deferred tax assets as of December 31, 2020 and 2019.

Changes in the valuation allowance for deferred tax assets during the years ended December 31, 2020 and 2019 were as follows (in thousands):

	Years Ended December 31,
	2020	2019
Valuation allowance at beginning of the year	$87,370	$56,405
Increases recorded to income tax provision	25,058	30,965
Decreases recorded as a benefit to income tax provision	(934)	—
Valuation allowance at end of year	$111,494	$87,370

As of December 31, 2020, and 2019, the Company had federal net operating loss carryforwards of $273.8 million and $197.7 million, respectively, which may be available to reduce future taxable income. These carryforwards generated in 2017 and prior years expire at various dates through 2037. The $228.3 million in carryforwards generated from 2018 forward do not expire. As of December 31, 2020, and 2019, the Company had state net operating loss carryforwards of $243.2 million and $184.2 million, respectively, which may be available to reduce future taxable income. These carryforwards expire at various dates through 2040. In addition, the Company had federal and state research and development tax credit carryforwards of $13.5 million available to reduce future tax liabilities, which will expire at various dates through 2040.

Utilization of the Company’s net operating loss (“NOL”) carryforwards and research and development (“R&D”) credit carryforwards may be subject to a substantial annual limitation due to ownership change limitations that have occurred previously or that could occur in the future in accordance with Section 382 of the Internal Revenue Code of 1986 (“Section 382”) as well as similar state provisions. These ownership changes may limit the amount of NOL and R&D credit carryforwards that can be utilized annually to offset future taxable income and taxes, respectively. In general, an ownership change as defined by Section 382 results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has not conducted a study to assess whether a change of control has occurred or whether there have been multiple changes of control since inception due to significant complexity with such a study. If the Company has experienced a change of control, as defined by Section 382, at any time since inception, utilization of the net operating loss carryforward or research and development tax credits carryforwards would be subject to an annual limitation under Section 382. Although the Company has not completed its analysis, it is reasonably possible that its federal NOLs available to offset future taxable income could materially decrease. This reduction would be offset by an equal and offsetting adjustment to the existing valuation allowance. Given the offsetting adjustments to the existing valuation allowance, any ownership change is not expected to have an adverse material effect on the Company’s consolidated financial statements. Any limitation may result in expiration of a portion of the net operating loss carryforward or research and development tax credit carryforwards before utilization.

The Company files income tax returns in the U.S. federal tax jurisdiction, Massachusetts and Rhode Island. Since the Company is in a loss carryforward position, the Company is generally subject to examination by the U.S. federal, state and local income tax authorities for all tax years in which a loss carryforward is available. The Company is currently not under examination by the Internal Revenue Service of any other jurisdiction for any tax years. The Company has not recorded any interest or penalties on any unrecognized tax benefits since inception. The Company does not believe material uncertain tax positions have arisen to date.